SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                 Date of report
                       (Date of earliest event reported):
                                 August 11, 2004



                                   Cosi, Inc.
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             (Exact name of registrant as specified in its charter)



           Delaware                    000-50052              06-1393745
 (State or other jurisdiction       (Commission File       (I.R.S. Employer
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       of incorporation)                 Number)          Identification No.)



        242 West 36th Street, New York, New York                  10018
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        (Address of principal executive offices)                (Zip Code)



               Registrant's telephone number, including area code
                                 (212) 653-1600



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         (Former name or former address, if changed since last report.)

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Item 4.     Changes in Registrant's Certifying Accountant.

      On August 11, 2004, the Audit Committee of Cosi, Inc. (the "Company") engaged BDO Seidman, LLP ("BDO Seidman") as the Company's independent accountant for the year ending January 3, 2005.

      During the Company's two most recent fiscal years and the subsequent interim period through and including August 11, 2004, the Company has not consulted with BDO Seidman regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or reportable event (within the meaning of Item 304(a)(1)(v) of Regulation S-K).



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

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Cosi, Inc.
Date: August 11, 2004

                                            /s/ Kevin Armstrong
                                         ---------------------------------------
                                         Name:  Kevin Armstrong
                                         Title: Chief Executive Officer and
                                                President



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